UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 23, 2013

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code      (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On July 23, 2013, Symantec Corporation furnished certain modifications to its historical financial information, as described below. The financial information is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

Segment Changes

Effective March 30, 2013, we modified our segment reporting structure due to the previously announced strategic direction in order to match our new operating structure. Our three new reporting segments are as follows:

• User Productivity & Protection

• Information Security

• Information Management

Change in Accounting Policy

Additionally, effective March 30, 2013, we changed our accounting policy for sales commissions that are incremental and directly related to customer sales contracts in which revenue is deferred. These commission costs are accrued and capitalized upon execution of a non-cancelable customer contract, and subsequently expensed over the term of such contract in proportion to the related future revenue streams. For commission costs where revenue is recognized, the related commission costs are recorded in the period of revenue recognition. Prior to this change in accounting policy, commission costs were expensed in the period in which they were incurred.

The changes in reportable segments and adoption of this accounting policy change have been applied retrospectively to all periods presented in the attached document, in which the cumulative effect of the change has been reflected as of the beginning of the first period presented.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Recast of Certain Historical Financial Information of Symantec Corporation, dated July 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: July 23, 2013	By:	/s/ James A. Beer
James A. Beer Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Recast of Certain Historical Financial Information of Symantec Corporation, dated July 23, 2013